Reconciliations of Non-GAAP Financial Measures

December 31, 2023

(Unaudited)

SABRA HEALTH CARE REIT, INC.
2024 OUTLOOK

The table below sets forth our 2024 guidance (per diluted common share):

	Low	High
Net income	$0.53	$0.57
Add:
Depreciation and amortization of real estate assets	0.76	0.76
Depreciation and amortization of real estate assets related to unconsolidated joint ventures	0.04	0.04
FFO	$1.33	$1.37

Normalizing items	0.01	0.01
Normalized FFO attributable to common stockholders	$1.34	$1.38

FFO attributable to common stockholders	$1.33	$1.37
Stock-based compensation expense	0.04	0.04
Non-cash rental and related revenues	(0.03)	(0.03)
Non-cash interest expense	0.04	0.04
AFFO	$1.38	$1.42

Normalizing items	0.01	0.01
Normalized AFFO attributable to common stockholders	$1.39	$1.43

The foregoing projections reflect management's view of current and future market conditions. There can be no assurance that the Company's actual results will not differ materially from the estimates set forth above. Except as otherwise required by law, the Company assumes no, and hereby disclaims any, obligation to update any of the foregoing projections as a result of new information or new or future developments.

See reporting definitions.                        2

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
FFO, Normalized FFO, AFFO and Normalized AFFO
(dollars in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Net income (loss)	$17,156	$(84,948)	$13,756	$(77,605)
Add:
Depreciation and amortization of real estate assets	42,876	49,927	183,087	187,782
Depreciation, amortization and impairment of real estate assets related to unconsolidated joint ventures	2,192	6,239	8,697	22,095
Net loss on sales of real estate	732	7,430	76,625	12,011
Net gain on sales of real estate related to unconsolidated joint ventures	—	—	—	(220)
Impairment of real estate	7,268	21,440	14,332	94,042
Other-than-temporary impairment of unconsolidated joint ventures	—	57,778	—	57,778
FFO	$70,224	$57,866	$296,497	$295,883
Write-offs of cash and straight-line rental income receivable and lease intangibles	1,030	—	2,519	15,831
Lease termination income	—	(139)	—	(2,477)
Loss on extinguishment of debt	—	—	1,541	411
(Recovery of) provision for loan losses and other reserves	(358)	153	191	141
Deferred tax valuation allowance related to unconsolidated joint ventures	—	19,613	—	19,613
Support payments paid to joint venture manager (1)	—	6,370	—	12,250
Other normalizing items (2)	4,551	842	1,546	3,428
Normalized FFO	$75,447	$84,705	$302,294	$345,080
FFO	$70,224	$57,866	$296,497	$295,883
Stock-based compensation expense	2,449	2,086	7,917	7,453
Non-cash rental and related revenues	(1,918)	(2,787)	(8,699)	2,183
Non-cash interest income	8	(602)	(372)	(2,285)
Non-cash interest expense	3,086	2,794	12,265	11,094
Non-cash portion of loss on extinguishment of debt	—	—	1,541	411
(Recovery of) provision for loan losses and other reserves	(358)	153	191	141
Deferred tax valuation allowance related to unconsolidated joint ventures	—	19,613	—	19,613
Other adjustments related to unconsolidated joint ventures	131	(1,099)	502	(5,155)
Other adjustments (3)	141	44	365	2,474
AFFO	$73,763	$78,068	$310,207	$331,812
Cash portion of lease termination income	—	(139)	—	(2,477)
Write-off of cash rental income	—	—	—	71
Support payments paid to joint venture manager (1)	—	6,370	—	12,250
Other normalizing items (2)	4,536	827	1,485	1,077
Normalized AFFO	$78,299	$85,126	$311,692	$342,733
Amounts per diluted common share:
Net income (loss)	$0.07	$(0.37)	$0.06	$(0.34)
FFO	$0.30	$0.25	$1.27	$1.28
Normalized FFO	$0.32	$0.37	$1.30	$1.49
AFFO	$0.32	$0.34	$1.33	$1.43
Normalized AFFO	$0.33	$0.37	$1.33	$1.47
Weighted average number of common shares outstanding, diluted:
Net income (loss)	233,200,180	230,986,260	232,792,778	230,947,895
FFO and Normalized FFO	233,200,180	232,059,703	232,792,778	231,851,542
AFFO and Normalized AFFO	234,021,772	232,868,137	233,883,279	232,784,543
(1)    Funding for support payments did not require capital contributions from Sabra but rather were funded with proceeds received by our Enlivant unconsolidated joint venture from TPG for the issuance of senior preferred interests.
(2)     Other normalizing items for FFO and AFFO for the three months ended December 31, 2023 include a $3.8 million catch-up adjustment related to changes in performance-based assumptions on management's compensation. Other normalizing items for FFO and AFFO for the year ended December 31, 2023 include $3.7 million of gain on insurance proceeds and $1.6 million of transition expenses related to the transition of 14 Senior Housing - Managed communities to new operators. Other normalizing items for FFO for the year ended December 31, 2022 include $2.2 million of foreign currency transaction loss related to our Canadian borrowings. In addition, other normalizing items for FFO and AFFO include triple-net operating expenses, net of recoveries and certain adjustments for amounts recorded in the current period that relate to a prior period.
(3)    Other adjustments for the year ended December 31, 2022 includes $2.2 million of foreign currency transaction loss related to our Canadian borrowings.
See reporting definitions.                        3

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA
Net Debt and Net Debt to Adjusted EBITDA
(in thousands)

Twelve Months Ended
December 31, 2023
Net income	$13,756
Interest	112,964
Income tax expense	2,002
Depreciation and amortization	183,087
EBITDA	$311,809
Loss from unconsolidated joint ventures	2,897
Distributions from unconsolidated joint venture	3,543
Stock-based compensation expense	7,917
Provision for loan losses and other reserves and non-cash revenue write-offs	2,692
Impairment of real estate	14,332
Loss on extinguishment of debt	1,541
Other expense	81
Net loss on sales of real estate	76,625
Adjusted EBITDA (1)	$421,437
Annualizing adjustments (2)	(3,963)
Annualized Adjusted EBITDA (3)	$417,474

December 31, 2023
Secured debt	$48,143
Revolving credit facility	94,429
Term loans	543,190
Senior unsecured notes	1,750,000
Consolidated Debt	2,435,762
Cash and cash equivalents	(41,285)
Net Debt	$2,394,477

December 31, 2023
Net Debt	$2,394,477
Annualized Adjusted EBITDA	$417,474
Net Debt to Adjusted EBITDA	5.74x

(1)    Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program and loan loss reserves.
(2)    Annualizing adjustments give effect to the acquisitions and dispositions completed during the twelve months ended for the period as though such acquisitions and dispositions were completed as of the beginning of the period.
(3)    Annualized Adjusted EBITDA is calculated as Adjusted EBITDA as adjusted to give effect to the adjustments described in footnote 2 above.
See reporting definitions.                        4

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Consolidated Statements of Income (Loss)
Supplemental Information
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Cash rental income	$87,233	$96,501	$352,277	$385,033
Straight-line rental income	1,693	1,219	5,392	8,261
Straight-line rental income receivable write-offs	(1,004)	—	(2,514)	(17,068)
Above/below market lease amortization	1,229	1,569	5,821	6,299
Above/below market lease intangible write-offs	—	—	—	326
Operating expense recoveries	3,886	4,029	15,290	17,735
Rental and related revenues	$93,037	$103,318	$376,266	$400,586

See reporting definitions.                        5

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Senior Housing - Managed Revenues and Cash NOI
(in thousands)

	Three Months Ended
	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
Revenues:
Resident fees and services	$61,256	$59,748	$58,428	$56,721	$52,699
Resident fees and services not included in same store (1)	(9,569)	(8,944)	(8,548)	(7,353)	(3,821)
Same store resident fees and services	$51,687	$50,804	$49,880	$49,368	$48,878

Net income (loss)	$17,156	$(15,101)	$21,188	$(9,487)	$(84,948)
Adjustments:
Net (income) loss not related to Senior Housing - Managed Consolidated	(12,801)	18,920	(18,985)	956	87,968
Depreciation and amortization	11,707	11,885	12,279	11,131	10,524
Other income	—	(470)	—	—	—
Net loss (gain) on sale of real estate	5	(9)	(18)	10,484	—
Cash Net Operating Income	$16,067	$15,225	$14,464	$13,084	$13,544
Cash Net Operating Income not included in same store (1)	(1,702)	(1,087)	(1,092)	216	(735)
Same store Cash Net Operating Income	$14,365	$14,138	$13,372	$13,300	$12,809

(1)    Includes adjustments for changes in the foreign currency exchange rate where applicable by applying the average exchange rate for the current period to prior period results.
See reporting definitions.                        6

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Property Type
(in thousands)

	Three Months Ended December 31, 2023
	Skilled Nursing/ Transitional Care	Senior Housing				Behavioral Health	Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed Consolidated	Senior Housing - Managed Unconsolidated	Total Senior Housing			Other	Corporate	Total
Net income (loss)	$32,828	$5,806	$4,355	$(761)	$9,400	$6,870	$3,283	$9,104	$(44,329)	$17,156
Adjustments:
Depreciation and amortization	21,626	4,597	11,707	—	16,304	3,456	1,461	—	29	42,876
Interest	205	221	—	—	221	—	—	—	27,514	27,940
General and administrative	—	—	—	—	—	—	—	—	16,679	16,679
Recovery of loan losses and other reserves	—	—	—	—	—	—	—	—	(358)	(358)
Impairment of real estate	7,268	—	—	—	—	—	—	—	—	7,268
Other income	—	—	—	—	—	—	—	—	(28)	(28)
Net loss on sales of real estate	727	—	5	—	5	—	—	—	—	732
Loss from unconsolidated joint ventures	—	—	—	761	761	—	—	—	—	761
Income tax expense	—	—	—	—	—	—	—	—	493	493
Sabra’s share of unconsolidated joint ventures’ Net Operating Income	—	—	—	2,425	2,425	—	—	—	—	2,425

Net Operating Income	$62,654	$10,624	$16,067	$2,425	$29,116	$10,326	$4,744	$9,104	$—	$115,944

Non-cash revenue and expense adjustments	(1,795)	(405)	—	—	(405)	427	(94)	8	—	(1,859)

Cash Net Operating Income	$60,859	$10,219	$16,067	$2,425	$28,711	$10,753	$4,650	$9,112	$—	$114,085

         See reporting definitions.                                  7

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Property Type
(in thousands)

	Year Ended December 31, 2023
	Skilled Nursing/ Transitional Care	Senior Housing				Behavioral Health	Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed Consolidated	Senior Housing - Managed Unconsolidated	Total Senior Housing			Other	Corporate	Total
Net income (loss)	$81,027	$20,030	$1,846	$(2,897)	$18,979	$26,003	$13,072	$35,095	$(160,420)	$13,756
Adjustments:
Depreciation and amortization	99,246	17,613	47,002	—	64,615	13,275	5,843	—	108	183,087
Interest	832	898	—	—	898	—	—	—	111,234	112,964
General and administrative	—	—	—	—	—	—	—	—	47,472	47,472
Provision for loan losses and other reserves	—	—	—	—	—	—	—	—	191	191
Impairment of real estate	14,332	—	—	—	—	—	—	—	—	14,332
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	1,541	1,541
Other income	—	—	(470)	—	(470)	—	—	—	(2,128)	(2,598)
Net loss on sales of real estate	62,419	3,744	10,462	—	14,206	—	—	—	—	76,625
Loss from unconsolidated joint ventures	—	—	—	2,897	2,897	—	—	—	—	2,897
Income tax expense	—	—	—	—	—	—	—	—	2,002	2,002
Sabra’s share of unconsolidated joint ventures’ Net Operating Income	—	—	—	9,744	9,744	—	—	—	—	9,744

Net Operating Income	$257,856	$42,285	$58,840	$9,744	$110,869	$39,278	$18,915	$35,095	$—	$462,013

Non-cash revenue and expense adjustments	(6,290)	(1,820)	—	—	(1,820)	128	(496)	(372)	—	(8,850)

Cash Net Operating Income	$251,566	$40,465	$58,840	$9,744	$109,049	$39,406	$18,419	$34,723	$—	$453,163

Annualizing adjustments (1)	(2,451)	1,396	5,642	(42)	6,996	3,355	357	(220)	—	8,037

Annualized Cash Net Operating Income	$249,115	$41,861	$64,482	$9,702	$116,045	$42,761	$18,776	$34,503	$—	$461,200

Reallocation adjustments (2)	629	5,683	—	—	5,683	24,426	—	(30,738)	—	—

Annualized Cash Net Operating Income, as adjusted	$249,744	$47,544	$64,482	$9,702	$121,728	$67,187	$18,776	$3,765	$—	$461,200

(1)    Represents the annual effect of acquisitions, dispositions, lease modifications and scheduled rent increases completed during the period and mathematical adjustments needed to make Cash Net Operating Income for the period representative of Cash Net Operating Income for a full year.
(2)    Adjustments to reflect Annualized Cash Net Operating Income from mortgage and construction loans receivable and preferred equity investments in the related asset class of the underlying real estate.
         See reporting definitions.                                  8

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Payor Source
(in thousands)

	Year Ended December 31, 2023
	Private Payors	Non-Private Payors	Other	Corporate	Total
Net income (loss)	$45,504	$93,577	$35,095	$(160,420)	$13,756
Adjustments:
Depreciation and amortization	88,977	94,002	—	108	183,087
Interest	949	781	—	111,234	112,964
General and administrative	—	—	—	47,472	47,472
Provision for loan losses and other reserves	—	—	—	191	191
Impairment of real estate	2,560	11,772	—	—	14,332
Loss on extinguishment of debt	—	—	—	1,541	1,541
Other income	(470)	—	—	(2,128)	(2,598)
Net loss on sales of real estate	31,683	44,942	—	—	76,625
Loss from unconsolidated joint ventures	2,897	—	—	—	2,897
Income tax expense	—	—	—	2,002	2,002
Sabra’s share of unconsolidated joint ventures’ Net Operating Income	9,744	—	—	—	9,744

Net Operating Income	$181,844	$245,074	$35,095	$—	$462,013

Non-cash revenue and expense adjustments	(4,078)	(4,400)	(372)	—	(8,850)

Cash Net Operating Income	$177,766	$240,674	$34,723	$—	$453,163

Annualizing adjustments (1)	8,717	(460)	(220)	—	8,037

Annualized Cash Net Operating Income	$186,483	$240,214	$34,503	$—	$461,200

(1)    Represents the annual effect of acquisitions, dispositions, lease modifications and scheduled rent increases completed during the period and mathematical adjustments needed to make Cash Net Operating Income for the period representative of Cash Net Operating Income for a full year.
         See reporting definitions.                                  9

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Relationship
(in thousands)

	Year Ended December 31, 2023
	Signature Healthcare	The Ensign Group	Avamere Family of Companies	Signature Behavioral	Recovery Centers of America	Holiday AL Holdings LP	Leo Brown Group	The McGuire Group	CommuniCare	Healthmark Group	All Other Relationships	Corporate	Total
Net income (loss)	$28,608	$24,866	$20,842	$23,650	$24,402	$(6,764)	$10,023	$14,331	$11,566	$12,884	$9,768	$(160,420)	$13,756
Adjustments:
Depreciation and amortization	14,105	13,432	12,070	8,969	1,297	20,737	13,969	7,127	3,981	3,316	83,976	108	183,087
Interest	—	—	—	—	—	—	488	—	—	—	1,242	111,234	112,964
General and administrative	—	—	—	—	—	—	—	—	—	—	—	47,472	47,472
Provision for loan losses and other reserves	—	—	—	—	—	—	—	—	—	—	—	191	191
Impairment of real estate	—	—	—	—	—	—	—	—	—	—	14,332	—	14,332
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—	1,541	1,541
Other income	—	—	—	—	—	—	—	—	—	—	(470)	(2,128)	(2,598)
Net loss on sales of real estate	—	—	1,408	—	—	10,462	—	—	—	—	64,755	—	76,625
Loss from unconsolidated joint ventures	—	—	—	—	—	—	—	—	—	—	2,897	—	2,897
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	2,002	2,002
Sabra’s share of unconsolidated joint ventures’ Net Operating Income	—	—	—	—	—	—	—	—	—	—	9,744	—	9,744

Net Operating Income	$42,713	$38,298	$34,320	$32,619	$25,699	$24,435	$24,480	$21,458	$15,547	$16,200	$186,244	$—	$462,013

Non-cash revenue and expense adjustments	22	23	241	(782)	157	—	(1,231)	(4,201)	854	3	(3,936)	—	(8,850)

Cash Net Operating Income	$42,735	$38,321	$34,561	$31,837	$25,856	$24,435	$23,249	$17,257	$16,401	$16,203	$182,308	$—	$453,163

Annualizing adjustments (1)	306	(491)	1,749	261	1,528	406	1,596	75	206	147	2,254	—	8,037

Annualized Cash Net Operating Income	$43,041	$37,830	$36,310	$32,098	$27,384	$24,841	$24,845	$17,332	$16,607	$16,350	$184,562	$—	$461,200

(1)    Represents the annual effect of acquisitions, dispositions, lease modifications and scheduled rent increases completed during the period and mathematical adjustments needed to make Cash Net Operating Income for the period representative of Cash Net Operating Income for a full year.
         See reporting definitions.                                  10

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS
Adjusted EBITDA. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company's long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance.
Annualized Cash Net Operating Income (“Annualized Cash NOI”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income.
Annualized Revenues. The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries or additional rents and are adjusted to reflect actual payments received related to the twelve months ended at the end of the respective period for leases no longer accounted for on an accrual basis.
Behavioral Health. Includes behavioral hospitals that provide inpatient and outpatient care for patients with mental health conditions, chemical dependence or substance addictions and addiction treatment centers that provide treatment services for chemical dependence and substance addictions, which may include inpatient care, outpatient care, medical detoxification, therapy and counseling.
Cash Net Operating Income (“Cash NOI”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues and expenses. Cash NOI excludes all other financial statement amounts included in net income.
Consolidated Debt. The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements.
Funds From Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“Nareit”), and adjusted funds from operations, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, Nareit created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions and the Company’s share of gains or losses from real estate dispositions related to its unconsolidated joint ventures, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to its unconsolidated joint ventures, and real estate impairment charges of both consolidated and unconsolidated entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is defined as FFO excluding merger and acquisition costs, stock-based compensation expense, non-cash rental and related revenues, non-cash interest income, non-cash interest expense, non-cash portion of loss on extinguishment of debt, provision for loan losses and other reserves, non-cash lease termination income and deferred income taxes, as well as other non-cash revenue and expense items (including ineffectiveness gain/loss on derivative instruments, and non-cash revenue and expense amounts related to noncontrolling interests) and the Company’s share of non-cash adjustments related to its unconsolidated joint ventures. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define AFFO differently than the Company does.
Net Debt. The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements, net of cash and cash equivalents as reported in the Company’s consolidated financial statements.
Net Debt to Adjusted EBITDA. Net Debt to Adjusted EBITDA is calculated as Net Debt divided by Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented.
Net Operating Income (“NOI”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income.
         See reporting definitions.                                  11

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS
Normalized FFO and Normalized AFFO. Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does.
Senior Housing. Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities.
Senior Housing - Managed. Senior Housing communities operated by third-party property managers pursuant to property management agreements.
Skilled Nursing/Transitional Care. Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities.
Specialty Hospitals and Other. Includes acute care, long-term acute care and rehabilitation hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care, Senior Housing or Behavioral Health.
         See reporting definitions.                                  12